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                                                                    Exhibit 10.1
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                    FORM OF OFFICER INDEMNIFICATION AGREEMENT
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     THIS AGREEMENT is made and effective as of this     day of                ,
                                                    -----       --------------
      , between Kansas City  Southern Industries, Inc., a Delaware corporation
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("Corporation") and               ("Officer").
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     WHEREAS, Officer is an officer of Corporation and in such capacity may be exposed to risks of undue personal liability; and

     WHEREAS, the By-Laws of the Corporation, which require the Corporation to indemnify and advance expenses to Officer to the fullest extent permitted by the Delaware General Corporation Law, is subject to change by amendment; and

     WHEREAS, the directors' and officers' liability insurance obtained by the Corporation may not provide complete protection to Officer against all risks of undue personal liability; and

     WHEREAS, Officer is serving the Corporation in part in reliance upon the continued availability of effective protection against undue personal liability arising out of or in connection with Officer's service to the Corporation; and

     WHEREAS, to supplement the Corporation's directors' and officers' liability insurance and to provide Officer with specific contractual assurance that the protection provided by the Corporation's By-Laws will continue to be available to Officer regardless of, among other things, an amendment of the By-Laws or a change in management or control of the Corporation, the Corporation has agreed to enter into this Agreement;

     NOW, THEREFORE, in consideration of the above premises and of Officer's continued service to the Corporation, the parties hereto agree as follows:

     1. Indemnity of Officer. In the event Officer was or is made a party or is
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threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she is or was a director, officer, employee, agent, trustee, committee member or representative of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, agent, trustee, committee member or representative of another corporation or other entity, including, without limitation, any subsidiary, partnership, joint venture, limited liability company, limited liability partnership, unincorporated organization or similar company, trust or other enterprise, including service with respect to any employee benefit plan, whether the basis of such Proceeding is alleged action in an official capacity or in any other capacity while serving as a director, officer, employee, agent, trustee, committee member or representative (an "Indemnifiable Event"), Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by reason of Officer acting in any such

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capacity; provided, however, that with respect to Proceedings to enforce rights
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to indemnification, the Corporation shall indemnify Officer in connection with a
Proceeding (or part thereof) initiated by Officer only if such Proceeding (or part thereof) is conducted as provided in Section 3 below or if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     2. Advancement of Expenses. The right to indemnification conferred in
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Section 1 hereof shall include the right to have the Corporation pay the expenses incurred in defending any Proceeding in advance of its final disposition (an "Advancement of Expenses"); provided, however, that, if the Delaware General Corporation Law so requires, an Advancement of Expenses incurred by Officer shall be made only upon delivery to the Corporation of an undertaking (an "Undertaking"), by or on behalf of Officer, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication"), that Officer is not entitled to be indemnified for such expenses under this Section or otherwise.

     3. Enforcement. If a claim under Section 1 hereof is not paid in full by
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the Corporation within sixty (60) days after a written claim has been received by the Corporation, or a claim under Section 2 hereof for an Advancement of Expenses is not paid in full by the Corporation within twenty (20) days after a written claim has been received by the Corporation, Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, Officer shall also be entitled to be paid the expense of prosecuting or defending such suit, including any reasonable attorneys' fees. In any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses upon a Final Adjudication that Officer has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment). Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of Officer is proper in the circumstances because Officer has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that Officer has not met such applicable standard of conduct, shall create a presumption that Officer has not met the applicable standard of conduct or, in the case of such a suit brought by Officer, be a defense to such suit. In any suit brought by Officer to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that Officer is not entitled to be indemnified, or to such Advancement of Expenses, under this Article or otherwise shall be on the Corporation.

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     4. Defense. The Corporation shall have the right to participate at its own
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expense in any action, suit, proceeding, inquiry or investigation against
Officer with respect to an Indemnifiable Event and to assume the defense thereof with counsel satisfactory to Officer. Officer shall have the right to employ separate counsel in any such action, suit, proceeding, inquiry or investigation and the fees and expenses of such separate counsel shall be borne by Officer; provided that, all fees and expenses of such separate counsel shall be borne by the Corporation if: (i) the Corporation shall have authorized the engagement of such separate counsel, (ii) the Corporation shall have failed to employ any counsel to represent Officer in such matter, or (iii) such separate counsel shall have reasonably advised Officer that there may be a conflict of interest between Officer and Corporation in the defense or investigation of such matter.

     5. Additional Indemnity. The Corporation shall indemnify Officer to the
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fullest extent permitted by law against any and all expenses (including attorneys' fees) and, if requested by Officer , shall (within twenty business days of such request) advance such expenses to Officer, which are incurred in connection with any claim asserted or action brought by Officer for (i) indemnification or advance payment of expenses by the Corporation under this Agreement, the Corporation's Certificate of Incorporation or any other bylaw or agreement hereafter in effect relating to claims for Indemnifiable Events and/or
(ii) recovery under any directors' and officers' liability insurance policies maintained by the Corporation; provided that, if Officer ultimately is determined in the manner provided for herein not to be entitled to such indemnification, advance payment of expenses or insurance recovery, Officer shall, and Officer hereby undertakes to, reimburse the Corporation for all such amounts received by Officer promptly after receipt of a written demand therefor from the Corporation.

     6. Additional Rights. The rights of Officer hereunder shall be in addition
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to any other rights Officer may have under the By-Laws of the Corporation as in effect on the date of this Agreement or the Delaware General Corporation Law or otherwise. To the extent a change in the Delaware General Corporation Law (whether by statute or judicial decision) or in the Certificate permits greater indemnification by agreement than would be afforded currently, it is the intent of the parties hereto that Officer shall enjoy by this Agreement the greater benefits afforded by such change.

     7. Insurance Coverage. To the extent the Corporation maintains an insurance
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policy or policies providing directors' and officers' liability insurance,
Officer shall be covered by such policy or policies, in accordance with the terms thereof, to the maximum extent of the coverage available for any director or officer of the Corporation.

     8. Modification of Agreement. No supplement, modification or amendment of
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this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof nor shall such waiver constitute a continuing waiver.

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     9. Subrogation. In the event of payment under this Agreement, the
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Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Officer. Officer shall do everything reasonably necessary to enable the Corporation to secure and enforce such rights, provided any costs incurred by Officer in connection therewith shall be advanced or promptly reimbursed by the Corporation.

     10. Limits of Corporation's Liability. The Corporation shall not be liable
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under this Agreement to make any payment in connection with any claim made against Officer to the extent Officer has otherwise actually received payment (under any insurance policy, bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

     11. Binding Effect. This Agreement shall be binding upon Officer and upon
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the Corporation, its successors and assigns, and shall inure to the benefit of
Officer, such Officer's heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns. This Agreement shall continue in effect regardless of whether Officer continues to serve the Corporation or any other enterprise at the Corporation's request.

     12. Severability. Each of the provisions of this Agreement is a separate
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and distinct agreement and independent of the others, and if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

     13. Governing Law. This Agreement shall be interpreted and enforced in
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accordance with the laws of the State of Delaware, without regard to conflicts of law rules or principles which might refer such interpretation or enforcement to the laws of another state or country.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                              [COMPANY NAME]


                                              By
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                                              Officer